BLACKROCK FUNDSSM

BlackRock U.S. Treasury Money Market Portfolio

(the “Fund”)

Supplement dated July 29, 2015 to the

Prospectuses of the Fund, dated July 29, 2015

The Board of Trustees of BlackRock FundsSM (the “Board”), on behalf of the Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for the Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s prospectuses are amended as follows:

The section of the Fund’s prospectuses entitled “Fund Overview—Key Facts About BlackRock U.S. Treasury Money Market Portfolio—Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

The first, second and third paragraphs of the section of the Fund’s prospectuses entitled “Fund Overview—Key Facts About BlackRock U.S. Treasury Money Market Portfolio—Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The U.S. Treasury Money Market Portfolio seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The fourth and fifth paragraphs of the section of the Fund’s prospectuses entitled “Fund Overview—Key Facts About BlackRock U.S. Treasury Money Market Portfolio—Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees.

The section of the Fund’s prospectuses entitled “Fund Overview—Key Facts About BlackRock U.S. Treasury Money Market Portfolio—Principal Risks of Investing in the Fund” is amended to delete “Regulatory Risk” and replace it with the following:

■ Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

The section of the Fund’s prospectuses entitled “Details About the Funds—How Each Fund Invests—U.S. Treasury Money Market Portfolio” is deleted in its entirety and replaced with the following:

Investment Objective

The investment objective of the U.S. Treasury Money Market Portfolio is to seek current income as is consistent with liquidity and stability of principal.

Should the Trust’s Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Fund may invest in variable and floating rate instruments. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The section of the Fund’s prospectuses entitled “Details About the Fund—Investment Risks—Principal Risks of Investing in the Funds” is amended to delete “Regulatory Risk” and replace it with the following:

■ Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value, whereas “Government” money market funds are exempt from these structural changes. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect a Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Shareholders should retain this Supplement for future reference.

PRO-MM-0715SUP2

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